Exhibit 99.1

CORPORATE OVERVIEW NASDAQ: CTOR DECEMBER 2025

FORWARD LOOKING LANGUAGE NASDAQ: CTOR | 2 This presentation has been prepared by Citius Oncology, Inc . (the “Company”) for informational purposes only and not for any other purpose . Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the Company or any director, employee, agent, or adviser of the Company . This presentation does not purport to be all - inclusive or to contain all of the information you may desire . The information contained in this presentation and the comments and remarks of the representatives of the Company made during any presentation to which this presentation relates are integrally related and, as such, are intended to be delivered and understood together . Information provided in this presentation speaks only as of the date hereof . The Company assumes no obligation to update any statement after the date of this presentation as a result of new information, subsequent events or any other circumstances . This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with the Company or its affiliates . The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation . This presentation contains forward - looking statements that involve substantial risks and uncertainties . In some cases, you can identify forward - looking statements by the words “may”, “might”, “will”, “could”, “would”, “should”, “expect”, “intend”, “plan”, “goal”, “objective”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “continue” and “ongoing”, or the negative of these terms, or other comparable terminology intended to identify statements about the future . These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward - looking statements . The forward - looking statements and opinions contained in this presentation are based upon estimates and information available to us as of the date of this presentation . While we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information . Factors that could cause actual results to differ from those discussed in the forward - looking statements include, but are not limited to : our need for substantial additional funds and our ability to raise additional money to fund our operations for at least the next 12 months as a going concern ; our ability to successfully commercialize LYMPHIR and establish a sustainable revenue stream ; physician and patient acceptance of LYMPHIR in a competitive treatment landscape ; our reliance on third - party logistics providers, distributors, and specialty pharmacies to support commercial operations ; our ability to educate providers and payers, secure adequate reimbursement, and maintain uninterrupted product supply ; post - marketing requirements and ongoing regulatory compliance related to LYMPHIR ; our ability to secure strategic partnerships and expand international access to LYMPHIR ; our ability to use the latest technology to support our commercialization efforts ; the estimated markets for LYMPHIR and our product candidates and the acceptance thereof by any market ; the ability of LYMPHIR and our product candidates to impact the quality of life of our target patient populations ; risks relating to the results of research and development activities, including those from our existing and any new pipeline assets ; our ability to procure cGMP commercial - scale supply ; our ability to obtain, perform under and maintain financing and strategic agreements and relationships ; our ability to maintain Nasdaq’s continued listing standards ; market and other conditions ; risks related to our growth strategy ; patent and intellectual property matters ; our ability to identify, acquire, close and integrate product candidates and companies successfully and on a timely basis ; government regulation ; and other assumptions described in this presentation underlying or relating to any forward - looking statements Investors are strongly encouraged to carefully review the Company’s SEC filings for a listing of the risks that could cause actual results to differ from these forward - looking statements . These forward - looking statements speak only as of the date of this presentation and should not be construed as statements of facts . As a matter of course, we do not make public projections as to our expected sales or profitability due to, among other reasons, the inherent uncertainty of the underlying assumptions and estimates . Similarly, as a matter of course, we do not comment on ongoing or potential partnership discussions, the expected timing of future financial raises or potential long - term strategic plans.

ABOUT CITIUS ONCOLOGY, INC. Biopharmaceutical company focused on developing and commercializing innovative targeted oncology therapies • NASDAQ: CTOR | Stand - alone public company since August 2024 • Majority - owned (~79%) subsidiary of Citius Pharmaceuticals (NASDAQ: CTXR) • Shared management services agreement with CTXR for operational efficiency • LYMPHIR : First commercial product launched December 2025 • $400M+ est. addressable U.S. market with strong growth opportunities 1 • Rights to all markets except India, Japan and certain parts of Asia • Mission: Deliver innovative, targeted oncology therapies that transform patient outcomes NASDAQ: CTOR | 3 1. Internal estimates based on IQVIA market research.

INDICATION: LYMPHIR is an IL2 - receptor - directed cytotoxin indicated for the treatment of adult patients with relapsed or refractory Stage I - III cutaneous T - cell lymphoma (CTCL) after at least one prior systemic therapy • First marketed product by Citius Oncology • Commercial supply shipped to national wholesalers • Accessible to providers and patients across the U.S. LYMPHIR NOW COMMERCIALLY AVAILABLE IN THE U.S. NASDAQ: CTOR | 4

EXPERIENCED MANAGEMENT TEAM Shared management services agreement with Citius Pharmaceuticals mitigates execution risk, maximizes capital efficiency and leverages industry expertise LEONARD MAZUR CHAIRMAN & CEO JAIME BARTUSHAK EVP, CFO & CBO DR. MYRON CZUCZMAN EVP, CHIEF MEDICAL OFFICER OMAR LANSARI DIR, MARKETING MICHAEL MCGUIRE VP, COMMERCIAL MYRON HOLUBIAK EXECUTIVE VICE CHAIRMAN NASDAQ: CTOR | 5

WHAT IS CUTANEOUS T - CELL LYMPHOMA (CTCL)? • Orphan cancer • Severe quality - of - life impact: pain, pruritus, skin lesions • Patients with persistent or recurrent CTCL require systemic therapy • Limited systemic treatment options Considered to be incurable, CTCL is a Subgroup of Non - Hodgkin Lymphomas (NHL) that can be Indolent or Aggressive and is Driven by Malignant T Cells CTCL is a general term for T - cell lymphoma that involves the skin, but may also involve the blood, lymph nodes, and internal organs CTCL accounts for approximately 4% of all non - Hodgkin lymphoma (NHL) 1 More prevalent in men than women and usually appears in patients in their 50s and 60s 60% 3 - 5% 37% CTCL Prevalence by Subtype 2,3,4 Mycosis Fungoides Sezary Syndrome Other CTCL NASDAQ: CTOR | 6 1. Dummer R, et al. Nat Rev Dis Primers. 2021;7(1):61. 2. Rangoonwala, HI and Cascella M. 2022, StatPearls Publishing: Treasure Island, FL. 3. Cleveland Clinic. Cutaneous T - Cell Lymphoma . 2023. Available from: https0://my.clevelandclinic.org/health/diseases/17940 - cutaneous - t - cel l - l ymphoma 4. Hristov AC, et al. Am J Hematol. 2019;94(9):1027 - 1041.

CTCL PATIENTS HAVE A HIGH DISEASE BURDEN T1 T4 Sézary cell T2 T3 Zackheim. J Am Acad Dermatol. 1999;40:418. Slide credit: clinicaloptions.com NASDAQ: CTOR | 7

DIFFERENTIATED MECHANISM OF ACTION (MOA) LYMPHIR targets the IL - 2 receptor, working both as a targeted therapy against malignant T - cells AND as an immunotherapy against Tregs IL - 2 receptor offers a unique treatment opportunity in CTCL Malignant T - cells and Tregs share a common marker: the IL - 2 receptor Targets Malignant Cells Binds to IL - 2 receptors to deliver diphtheria toxin, killing tumor cells directly NASDAQ: CTOR | 8 Eliminates Immunosuppressive Tregs Reduces number of Treg cells, subsequently enhancing anti - tumor immunity

COMPELLING CLINICAL DATA NASDAQ: CTOR | 9 LYMPHIR addresses CTCL’s heavy Quality of Life burden 1. Objective Response is Complete Response and Partial Response according to the ISCL/EORTC Global Response Score. 2. In the Primary Efficacy Analysis set, 84.4% (54/64) of skin evaluable subjects had a decrease in skin tumor burden, with 48.4% subjects with ≥50% reduction in skin tumor burden. Complete clearing of skin disease (skin CR) was observed in 12.5% (8/64) subjects. 3. The duration of response (DOR) was at least 6 months for 52% of responders and at least 12 months for 20% of responders (25/69 patients). OBJECTIVE RESPONSE RATE 1 36% 9% achieved complete response 27% achieved partial response Median number of months to achieve an objective response (complete or partial response) RAPID RESPONSE TIME 1.4 months Median months of disease control among patients who responded to E7777 3 DURABLE RESPONSE 6.5 months Reduction in skin tumor burden among evaluable patients 48.4% of patients with ≥50% reduction in skin tumor burden 2 REDUCED SKIN BURDEN 84.4%

DEMONSTRATED SAFETY Overall, LYMPHIR was well - tolerated with the use of pre - medications, close patient monitoring, and prompt initiation of supportive measures and drug management • No evidence of cumulative toxicity • Most patients experienced grade 1/2 treatment emergent adverse events (TEAEs) Grade ≥3 6% CAPILLARY LEAK SYNDROME 0% Grade ≥3 loss in visual acuity VISUAL IMPAIRMENT 6% Grade ≥3 INFUSION REACTION LYMPHIR’s full prescribing information: https://www.lymphirhcp.com/prescribing - information.pdf NASDAQ: CTOR | 10

OPPORTUNITIES FOR GROWTH BEYOND CTCL • University of Pittsburgh: an investigator - initiated trial is underway to evaluate LYMPHIR for potential use as an immuno - oncology therapy in combination with KEYTRUDA® in patients with recurrent or metastatic solid tumors (NCT05200559) • Encouraging preliminary results of interim analysis: • 15 evaluable patients showed 27% ORR; 33% Clinical Benefit Rate; median Progression Free Survival of 57 weeks (for patients that achieved a clinical benefit) • The data supports further evaluation of this combination across a broader range of solid tumor types • Phase 1 study data (n=25) anticipated Q1 2026 • University of Minnesota: LYMPHIR in combination with CAR T therapies (NCT04855253) • Phase 1 study to evaluate the potential benefit of LYMPHIR given prior to CAR T therapy in patients with high risk relapsed/refractory B - cell lymphomas • Preliminary study results anticipated Q1 2026 • Logical label expansion potential in PTCL where there is a high unmet need and no curative therapies Phase III Phase II Phase I Preclinical Investigational Indication Program data published Prelim Interim p C OMBINATION WITH PD - 1 I NHIBITOR (K EYTRUDA ® ) 1 UNIVERSITY OF PITTSBURG MEDICAL CENTER, HILLMAN CANCER CENTER C OMBINATION WITH CAR - T (K YMRIAH ) 1 UNIVERSITY OF MINNESOTA, MASONIC CANCER CENTER P ERIPHERAL T - C ELL L YMPHOMA LYMPHIR - P NASDAQ: CTOR | 11 1. KEYTRUDA is a registered trademark of Merck & Co., Inc. KYMRIAH is a registered trademark of Novartis Pharmaceuticals Corporation.

LYMPHIR IS COMPETITIVELY POSITIONED NASDAQ: CTOR | 12 Only FDA - Approved IL - 2 Receptor - Directed Therapy for CTCL • Novel mechanism : fusion protein targets IL - 2 receptors • Direct tumoricidal effect and transient T - reg depletion • Unique among systemic therapies • Patients are put on multiple alternate therapies and cycle to 2nd line treatments within 5 months , on average • Key growth drivers expected to increase overall market size and facilitate market penetration • Evolving treatment paradigm; incremental therapeutic option for pre - treated patients • Historically, market growth has followed introduction of new therapeutics • Competitively priced • No new therapy approved since 2018

COMPETITIVE DIFFERENTIATION Today’s CTCL treatments are non - curative LYMPHIR excels where current therapies are limited • Requires CD30+ biomarker • Peripheral neuropathy may limit use • Most effective in SS subsegment of CTCL (<5%) • Acts on blood disease rather than skin disease • ORR 21% in MF • Use limited by cumulative bone marrow toxicity • Quality of life issues • No biomarker needed • Broad label • No cumulative toxicity • Skin relief • Rapid response • No cumulative toxicity • No cumulative toxicity • Refined patient profile Limitations NASDAQ: CTOR | 13

COMMERCIAL INFRASTRUCTURE: DISTRIBUTION AND CHANNEL ACCESS 14 Patient - centric distribution strategy aims to promote timely product availability for eligible CTCL patients across all care settings • U.S. nationwide specialty distribution network fully operational • Cencora, Cardinal Health, and McKesson • Coverage across academic centers and community clinics • Commercial - ready inventory with a 60 - month shelf life is in place to meet projected demand 12 – 18 months post - launch • Permanent J - code: J9161 (effective April 2025) • NCCN Guidelines inclusion with Category 2A recommendation • Ex - U.S. strategy to leverage country - specific Named Patient Programs • Exclusive distribution agreement with Integris Pharma S.A. (Oct 2025) • Establishes coverage for 12 markets: Greece, Cyprus, Malta, Bulgaria, Romania, Croatia, Serbia, Albania, Bosnia Herzegovina, Kosovo, Montenegro and North Macedonia • Citius Pharma is in active discussions with multiple additional prospective distribution partners across several European Union member states, in South America, and in select Middle Eastern territories

CONCENTRATED PRESCRIBER BASE NASDAQ: CTOR | 15 10% of Providers (Physicians) Treat ≥3 Patients 90 17 7 15 12 0 10 20 30 40 50 60 70 Number of Accounts 80 90 100 20 - 40 41 - 60 61 - 80 81 - 120 121 - 475 Number of Patients Accounts by Number of Diagnosed Patients Source: IQVIA Medical (Dx) & Pharmacy (Rx) Claims Data IQVIA Citius CTCL HCP Targeting Report – September 2022 Copyright © 2022 IQVIA. All rights reserved. | Confidential Patients may be double counted if treated by multiple providers. Accounts include institutions with multiple prescribing physicians or centers of care. 3928, 90% 427, 10% Providers treating at least 1 patient Providers treating at least 3 patients 141 Accounts Diagnose ≥20 Patients

PATIENT AND HCPS CLUSTERED NEAR MAJOR CANCER CENTERS • Concentration of providers and accounts allows for a focused field force approach (~ 25 reps) • AI - driven targeting system enables identification of key treatment patterns, personalization of provider engagement, and more efficient allocation of commercial resources to optimize opportunities with providers and patients 60% of CTCL patients are concentrated in 10 states Powered by Bing © GeoNames, Microsoft, TomTom 6 NASDAQ: CTOR | 16 COUNT 795 CTCL PATIENTS BY STATE* ( TOTAL PATIENTS = 6 ,841 ) * Source: IQVIA Medical (Dx) & Pharmacy (Rx) Claims Data IQVIA Citius CTCL HCP Targeting Report – September 2022. Cumulative Data 2017 - 2021. Patient State based on patient ZIP 3. US Territories removed from visualization.

PROVIDER & PATIENT SUPPORT Citius Oncology Access & Education Tools • HCP portal: www.lymphirhcp.com • Reimbursement and prior authorization support • Patient assistance via Citius Advantage program • Comprehensive education & prescribing tools NASDAQ: CTOR | 17

MULTI - LAYERED PROTECTION: BARRIERS TO ENTRY 12 years of BLA exclusivity Orphan Drug Exclusivity (7 years) ODD designation granted for CTCL and PTCL (CTCL exclusivity determined upon BLA review) Complex Proprietary Manufacturing Process trade secret 2 Patents Pending LYMPHIR use as combination therapy with check point inhibitors NASDAQ: CTOR | 18

WHY CTOR? WHY NOW? LYMPHIR is poised for successful launch with potential upside opportunities beyond CTCL • LYMPHIR is the only IL - 2R targeted therapy for CTCL • FDA - approved treatment in a rare cancer indication with no curative therapies • Commercial U.S. launch: December 2025 • Estimated $400M+ addressable U.S. market 1 with potential upside potential driven by expanded indications, immuno - oncology opportunities, and international markets • Orphan indication with 12 - year BLA exclusivity • Concentrated prescriber base clustered around major cancer centers NASDAQ: CTOR | 19 1. Internal estimates based on IQVIA market research.